UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 29, 2013

Date of Report (Date of earliest event reported)

WVS Financial Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-22444	25-1710500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9001 Perry Highway, Pittsburgh, Pennsylvania	15237
(Address of principal executive offices)	(Zip Code)

(412) 364-1913

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.02	Results of Operations and Financial Condition

On October 29, 2013, WVS Financial Corp. issued a press release to report net income and earnings per share for the three months ended September 30, 2013. A copy of the press release is furnished as Exhibit 99 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit 99 – Press Release, dated October 29, 2013.

This information, including the press release filed as Exhibit 99, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WVS FINANCIAL CORP.

Dated: October 29, 2013	By:	/s/ David J. Bursic
David J. Bursic
President and Chief Executive Officer

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